                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No.   )


Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x]     Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to Section 240.14a-2

        American Odyssey Funds, Inc.
        ------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)

        --------------------------------------------
        (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.

        1)      Title of Each class of securities to which transaction applies:

        --------------------------------------------

        2)      Aggregate number of securities to which transaction applies:

        --------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        --------------------------------------------

        4)      Proposed maximum aggregate value of transaction:

        --------------------------------------------

        5)      Total fee paid:

        --------------------------------------------

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)      Amount Previously Paid:

                ---------------------------

        2)      Form, Schedule or Registration Statement No.:

                ---------------------------

        3)      Filing Party:

                ---------------------------

        4)      Date Filed:

                ---------------------------

                          AMERICAN ODYSSEY FUNDS, INC.

                         PROSPECTUS AND PROXY MATERIALS

Dear American Odyssey Funds Investor:

        I am writing to let you know that American Odyssey Funds, Inc. will hold a special meeting on April 25, 2001. The purpose of the meeting is to vote on eight proposals for the Funds. You have the opportunity to voice your opinion by voting on these proposals, and we encourage you to do so.

        This package contains detailed information about the proposals and voting instruction cards for you to use in casting your vote. There is also a helpful summary of the proposals in an easy-to-read question and answer format.

        AOF's Board of Directors is responsible for protecting your interests in the Funds. The Board believes that these proposals are in your best interests and recommends that you vote for each of the proposals.

        YOU HAVE RECEIVED FIVE VOTING INSTRUCTION CARDS, ONE FOR EACH OF THE FUNDS THAT IS AFFECTED BY THESE PROPOSALS. TO CAST YOUR VOTE, SIMPLY COMPLETE THE CARD FOR EACH FUND IN WHICH YOU HAVE AN INVESTMENT. PLEASE BE SURE TO SIGN AND DATE EACH CARD BEFORE MAILING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. PLEASE RETURN YOUR CARD OR CARDS BY APRIL 18, 2001 SO THAT WE CAN COUNT YOUR VOTE.

        If you hold your interest in the Funds through a variable annuity or life insurance contract issued by The Travelers Insurance Company, Travelers will place your vote for you according to the instructions you provide on the enclosed voting instruction cards.

        If you have any questions, please contact us at 1-800-242-7884. Thank you for your vote.

                                   Sincerely,

                                   Robert C. Dughi
                                   Chairman of the Board
                                   American Odyssey Funds, Inc.

March __, 2001

                          AMERICAN ODYSSEY FUNDS, INC.
                                Two Tower Center
                            East Brunswick, NJ 08816
                                 1-800-242-7884

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE ENCLOSED EIGHT PROPOSALS

        Please read the enclosed materials. This is a brief overview of the proposals we are asking you to vote on. If you have any additional questions, please call us at 1-800-242-7884.

ADDITIONAL ENCLOSED MATERIALS

- Notice of Special Meeting and Combined Prospectus and Proxy Statement for the Intermediate-Term Bond Fund and the Global High-Yield Bond Fund

- Notice of Special Meeting and Proxy Statement for the Long-Term Bond Fund, the International Equity Fund, and the Emerging Opportunities Fund

-   Prospectus dated May 1, 2000


GENERAL QUESTIONS

WHAT IS THE PURPOSE OF THE PROPOSED CHANGES?

        We have an overall plan for the Funds with two goals:

1. Define the assets held by each Fund more clearly. This will help you choose and understand your investments. To achieve this goal we are:
        -   Reorganizing the three current bond Funds into a single bond Fund.
        -   Updating the fundamental investment objectives for two of the Funds.
        -   Renaming the Funds.

2. Structure each Fund to have more than one subadviser. Each subadviser uses a different investment strategy. Having more than one subadviser investing for each Fund will provide diversification with the goal of maximizing Fund returns and minimizing risk. To achieve this goal, we are adding new subadvisers to the Funds that have only one subadviser now.

WHICH FUNDS DO THESE PROPOSALS AFFECT?

         -------------------------------------------------- -------------------------------------------------
         IF YOU HAVE INVESTED IN THE:                       VOTE ON:
         -------------------------------------------------- -------------------------------------------------

         -------------------------------------------------- -------------------------------------------------
         Global High-Yield Bond Fund and/or                 The Combination Proposal
         Intermediate-Term Bond Fund
         -------------------------------------------------- -------------------------------------------------
         Long-Term Bond Fund                                Proposals 1-3
         -------------------------------------------------- -------------------------------------------------
         International Equity Fund                          Proposals 4-5
         -------------------------------------------------- -------------------------------------------------
         Emerging Opportunities Fund                        Proposals 6-7
         -------------------------------------------------- -------------------------------------------------

HAS THE BOARD OF DIRECTORS APPROVED THESE PROPOSALS?

        Yes. The Board of Directors recommends that you vote for each of the eight proposals.

HOW DO I VOTE?

        You have received a voting instruction card for each Fund that will be affected by these proposals. Fill out the card for each Fund in which you have invested. Sign and date the cards and mail them in the enclosed, postage-paid envelope. We need to receive your vote by April 18, 2001.

WHAT HAPPENS IF I ACCIDENTALLY FILL OUT THE WRONG CARDS?

        If you accidentally fill out voting instruction cards for Funds in which you have not invested, it will not affect your vote. We will count your vote for each Fund in which you have invested, and will simply discard any extra voting instruction cards.

WHAT ARE THE CITISTREET FUNDS?

        Effective May 1, 2001, we will change our name from American Odyssey Funds, Inc. to CitiStreet Funds, Inc. We will also rename the Funds as follows: the American Odyssey Core Equity Fund will become the CitiStreet Large Company Stock Fund; the American Odyssey Emerging Opportunities Fund will become the CitiStreet Small Company Stock Fund; the American Odyssey International Equity Fund will become the CitiStreet International Stock Fund and the American Odyssey Long-Term Bond Fund will become the CitiStreet Diversified Bond Fund.


GLOBAL HIGH-YIELD AND INTERMEDIATE-TERM BOND FUNDS:
COMBINATION PROPOSAL

WHAT IS THE COMBINATION PROPOSAL ABOUT?

        There are currently three Funds that invest in bonds: the Global High-Yield Bond Fund, the Intermediate-Term Bond Fund, and the Long-Term Bond Fund. We would like to combine the Intermediate-Term and Global High-Yield Bond Funds into the Long-Term Bond Fund. The new Fund will be re-named the Diversified Bond Fund. It will invest in a wider variety of bonds than any one of the three current Funds, including intermediate-term and long-term bonds, U.S. and foreign bonds, and corporate and government bonds.

WHY IS AMERICAN ODYSSEY FUNDS REORGANIZING THE BOND FUNDS?

        For three reasons:

        1. In a single bond Fund, our investment subadvisers can use a variety of investment strategies to respond to changes in the bond market. We intend for this flexibility to help to maximize your returns from the Fund and minimize both your risk and the volatility of your investment compared to the Fund's benchmark, the Lehman Brothers Aggregate Bond Index.
        2. This reorganization will help achieve our overall goal of clarifying each Fund's asset class by having only one Fund that invests primarily in bonds.
        3. A single Fund will work more efficiently with the CHART(R) allocation system that many of our investors use.

WHAT WILL HAPPEN TO MY INVESTMENT?

        Immediately after the combination, your investment in the Global High-Yield and Intermediate-Term Bond Funds will become an investment of equal value in the Long-Term Bond Fund, which will be renamed the Diversified Bond Fund. The value of any investments in the Long-Term Bond Fund will stay the same. In the future, the value of your investment will change based on the performance of the Diversified Bond Fund.

WHAT WILL HAPPEN TO FEES AND EXPENSES?

        Each Fund pays its fees and expenses separately, and the amounts vary from year to year. We anticipate that the overall advisory fees will be slightly lower for the new combined Fund than they were for each of the current bond Funds, because we have proposed a new index subadviser for a portion of the Fund that charges a lower fee.

HOW DO PROPOSALS 1-3 AFFECT GLOBAL HIGH-YIELD AND INTERMEDIATE-TERM BOND FUND INVESTORS?

        We are asking investors in the Long-Term Bond Fund to approve Proposals 1-3. These proposals will carry out the transition from the Long-Term Bond Fund's investment strategies to the new Diversified Bond Fund's investment strategies after the bond Funds are combined. PLEASE ALSO READ THE INFORMATION ON PROPOSALS 1-3 IF YOU ARE VOTING ON THE COMBINATION PROPOSAL. THE DETAILS PROVIDED WITH THESE PROPOSALS WILL GIVE YOU USEFUL INFORMATION ABOUT HOW THE NEW DIVERSIFIED BOND FUND WILL OPERATE.


LONG-TERM BOND FUND: PROPOSALS 1-3

WHAT ARE PROPOSALS 1-3 ABOUT?

        The Combination Proposal, which is described above, will combine the Global High-Yield and Intermediate-Term Bond Funds into the Long-Term Bond Fund, creating a single fund that invests in bonds. The Long-Term Bond Fund will then be renamed the "Diversified Bond Fund," and will invest in a broad range of bonds and not primarily in long-term bonds as it does now.

        Proposals 1-3 will complete the transition from the Long-Term Bond Fund's focus on long-term bonds to the Diversified Bond Fund's investment in bonds generally. Proposal 1 changes the Fund's investment objective, and Proposals 2 and 3 add two new subadvisers to the Fund.

HOW WILL THE FUND'S INVESTMENT OBJECTIVE CHANGE?

        Proposal 2 refocuses the Fund's investments from long-term bonds to bonds of varying maturities. This fits with the planned reorganization of the three current bond Funds into a single bond Fund investing in a variety of types of bonds. It also advances our overall goal of clarifying the Funds' asset classes.

WHY IS THE FUND ADDING NEW SUBADVISERS?

        One of our overall goals is to structure each Fund with more than one subadviser. Each of the Fund's subadvisers will use a different strategy to invest in bonds, providing the diversification we are seeking in creating this new Fund. The Long-Term Bond Fund's current subadviser will invest mainly in domestic bonds. One of the new subadvisers will also focus on domestic bonds but will be permitted to invest some assets in non-dollar and high-yield bonds. The other new subadviser will try to match the performance of the bond market as a whole.

HOW DID AMERICAN ODYSSEY FUNDS CHOOSE THE NEW SUBADVISERS?

        We chose these subadvisers based on their experience and past performance in using their bond investment strategies. The subadvisers we selected have excellent research and personnel resources, quality service capabilities, and reasonable fees.

WHAT WILL HAPPEN TO FEES AND EXPENSES?

        Fees and expenses vary from year to year. We anticipate that the Fund's overall advisory fees will be slightly lower with the addition of the new subadvisers.

HOW DOES THE COMBINATION PROPOSAL AFFECT LONG-TERM BOND FUND INVESTORS?

        The Combination Proposal combines the Intermediate-Term and Global High-Yield Bond Funds into the Long-Term Bond Fund. It will increase the total assets of the Long-Term Bond Fund and will set the stage for the transition to the Diversified Bond Fund that is carried out in Proposals 1-3. The value of your investment in the Long-Term Bond Fund will not be affected by the Combination Proposal, however.


INTERNATIONAL EQUITY FUND: PROPOSALS 4-5

WHAT ARE PROPOSALS 4-5 ABOUT?

        The International Equity Fund currently has one subadviser managing its investments. We would like to add two new subadvisers for the Fund.

WHY IS AMERICAN ODYSSEY FUNDS ADDING NEW SUBADVISERS?

        One of our overall goals is to structure each Fund with more than one subadviser. Having multiple subadvisers will diversify the Fund's investment strategies to try to maximize your returns and minimize your risk compared to global stock indexes. The International Equity Fund's current subadviser invests mainly in companies that it believes are under-valued by the market. One of the new subadvisers will focus on companies that it believes will have higher-than-average earnings, and the other new subadviser will invest mainly in large companies from a broad range of regions of the world for maximum diversification.

HOW DID AMERICAN ODYSSEY FUNDS CHOOSE THE NEW SUBADVISERS?

        We chose these subadvisers based on their experience and past performance using strategies that we hope will balance the Fund's current value-oriented investment strategy. The subadvisers we selected have excellent research capabilities, personnel and other resources, and reasonable fees.

WHAT WILL HAPPEN TO FEES AND EXPENSES?

        Fees and expenses vary from year to year. We anticipate that the Fund's overall advisory fees will be higher with the new subadvisers, because they charge higher rates than the Fund's current subadviser. However, we believe the new rates are reasonable.


EMERGING OPPORTUNITIES FUND: PROPOSALS 6-7

WHAT ARE PROPOSALS 6-7 ABOUT?

        The Emerging Opportunities Fund currently has three subadvisers handling its investments. We would like to replace one of these subadvisers with a new subadviser for the Fund. We would also like to update the Fund's fundamental investment objective.

HOW DID AMERICAN ODYSSEY FUNDS CHOOSE THE NEW SUBADVISER?

        The new subadviser has demonstrated excellent service capabilities and strong past performance investing in small companies. It has extensive resources and highly qualified personnel. The new subadviser will also charge lower fee rates than its predecessor.

WHAT WILL HAPPEN TO FEES AND EXPENSES?

        Fees and expenses vary from year to year. Based on current asset levels, we anticipate that the Fund's overall advisory fees will be lower with the new subadviser. We believe the new rates are reasonable.

HOW WILL THE FUND'S INVESTMENT OBJECTIVE CHANGE?

        Proposal 7 will help achieve our overall goal of clarifying each Fund's asset class. The Fund uses several investment strategies to guide its investments in small companies. We would like to update the Fund's fundamental investment objective to indicate that the Fund invests in small companies generally.

                          AMERICAN ODYSSEY FUNDS, INC.
                                Two Tower Center
                            East Brunswick, NJ 08816

                            NOTICE OF SPECIAL MEETING
                         OF PERSONS HAVING VOTING RIGHTS

                      AMERICAN ODYSSEY LONG-TERM BOND FUND
                   AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND
                  AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND

                                 APRIL 25, 2001

        You are hereby notified that a special meeting of persons having voting rights with respect to the American Odyssey Long-Term Bond Fund, the American Odyssey International Equity Fund, and the American Odyssey Emerging Opportunities Fund (collectively, the "Funds"), each a portfolio of American Odyssey Funds, Inc. ("AOF"), will take place on April 25, 2001, at 10:00 a.m. at AOF's offices, located at Two Tower Center, East Brunswick, New Jersey 08816. The purposes of this special meeting are:

        1. FOR THE LONG-TERM BOND FUND ONLY: To approve a revised fundamental investment objective for the Long-Term Bond Fund.

        2. FOR THE LONG-TERM BOND FUND ONLY: To approve a new Investment Subadvisory Agreement to add Salomon Brothers Asset Management as a new subadviser for the Long-Term Bond Fund.

        3. FOR THE LONG-TERM BOND FUND ONLY: To approve a new Investment Subadvisory Agreement to add SSgA Funds Management, Inc. as a new subadviser for the Long-Term Bond Fund.

        4. FOR THE INTERNATIONAL EQUITY FUND ONLY: To approve a new Investment Subadvisory Agreement to add SSB Citi Fund Management LLC as a new subadviser for the International Equity Fund.

        5. FOR THE INTERNATIONAL EQUITY FUND ONLY: To approve a new Investment Subadvisory Agreement to add SSgA Funds Management, Inc. as a new subadviser for the International Equity Fund.

        6. FOR THE EMERGING OPPORTUNITIES FUND ONLY: To approve a new Investment Subadvisory Agreement to add Salomon Brothers Asset Management as a new subadviser for the Emerging Opportunities Fund to replace Chartwell Investment

                Partners.


        7. FOR THE EMERGING OPPORTUNITIES FUND ONLY: To approve a revised fundamental investment objective for the Emerging Opportunities Fund.

        8. To consider and transact such other business as may properly be presented at the meeting.

        In accordance with the AOF By-Laws, the Board of Directors has fixed February 16, 2001 as the record date for determining voting rights. Only those persons who had voting rights with respect to one or more Funds as of February 16, 2001 are entitled to notice of, and to vote at, the meeting. If you plan to attend the meeting, please call 1-800-242-7884.

        By order of the Board of Directors.


March __, 2001                                                Lori M. Renzulli
                                                              Secretary

                          AMERICAN ODYSSEY FUNDS, INC.

                 SPECIAL MEETING OF PERSONS HAVING VOTING RIGHTS

                      AMERICAN ODYSSEY LONG-TERM BOND FUND
                   AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND
                  AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND

                                 APRIL 25, 2001

                                 PROXY STATEMENT

        The Board of Directors of American Odyssey Funds, Inc. ("AOF" or "we") hereby solicits voting instructions for a special meeting of persons having voting rights for the American Odyssey Long-Term Bond Fund, the American Odyssey International Equity Fund, and the American Odyssey Emerging Opportunities Fund (each, a "Fund," and collectively, the "Funds"). We will hold the meeting on April 25, 2001, at 10:00 a.m. at AOF's offices, located at Two Tower Center, East Brunswick, New Jersey 08816. We began sending this proxy statement and the voting instruction cards on approximately March __, 2001.

        THE PROPOSALS

        This proxy statement provides information about the seven proposals on which we seek your vote. The first three proposals relate to the Long-Term Bond Fund and concern the proposed reorganization of the three Funds that currently invest in bonds (the Global High-Yield Bond Fund, the Intermediate-Term Bond Fund and the Long-Term Bond Fund) into a single Fund that will invest in fixed-income securities. (The additional Prospectus and Proxy Statement accompanying this proxy statement discusses the proposed combination of the three Funds in detail.) Proposal 1 seeks your approval of a revision of the Long-Term Bond Fund's fundamental investment objective, and Proposals 2 and 3 recommend the addition of Salomon Brothers Asset Management and SSgA Funds Management, Inc. as new subadvisers for the Long-Term Bond Fund.

        Proposals 4 and 5 concern the International Equity Fund and seek your approval to add SSB Citi Fund Management LLC and SSgA Funds Management, Inc. as new subadvisers for that Fund. Proposals 6 and 7 concern the Emerging Opportunities Fund. Those proposals recommend the addition of Salomon Brothers Asset Management as a new subadviser for the Fund and seek your approval of an updated fundamental investment objective for the Emerging Opportunities Fund.

        The Board of Directors of AOF has considered each of the proposals and determined that approval is in the best interest of contract owners with a beneficial interest in the Funds. We provide more detail about these proposals below. WE ENCOURAGE YOU TO SIGN AND RETURN YOUR VOTING INSTRUCTION CARD(s) AS SOON AS POSSIBLE.

PERSONS ELIGIBLE TO VOTE ON EACH PROPOSAL

        Each of the Funds is a separate portfolio of AOF. Each portfolio issues a separate class of capital stock representing an interest in that portfolio. Therefore, you are entitled to vote only on proposals affecting the Funds in which you have a beneficial interest. The following table summarizes the seven proposals and who is eligible to vote on them.

                                                                                                             Emerging
                                                                        International    Long-Term Bond   Opportunities
                                                                         Equity Fund          Fund             Fund


        Proposal 1: To approve a revised fundamental
        ----------
investment objective for the Long-Term Bond Fund.                                               X

        Proposal 2: To approve a new Investment Subadvisory
        ----------
Agreement to add Salomon Brothers Asset Management as a new
subadviser for the Long-Term Bond Fund.                                                         X

        Proposal 3: To approve a new Investment Subadvisory
        -----------
Agreement to add SSgA Funds Management, Inc. as a new
subadviser for the Long-Term Bond Fund.                                                         X

        Proposal 4: To approve a new Investment Subadvisory
        -----------
Agreement to add SSB Citi Fund Management LLC as a new
subadviser for the International Equity Fund.                                   X

        Proposal 5: To approve a new Investment Subadvisory
        -----------
Agreement to add SSgA Funds Management, Inc. as a new
subadviser for the International Equity Fund.                                   X

        Proposal 6: To approve a new Investment Subadvisory
        -----------
Agreement to add Salomon Brothers Asset Management as a new
subadviser for the Emerging Opportunities Fund.                                                                 X

        Proposal 7: To approve a revised fundamental
        -----------
investment objective for the Emerging Opportunities Fund.                                                       X

PERSONS HAVING VOTING RIGHTS

        We determined the persons entitled to vote for purposes of this special meeting ("persons having voting rights") as of the record date of February 16, 2001. Persons having voting rights with respect to a Fund are all persons with a beneficial interest in that Fund on that date through a variable annuity, a variable life insurance contract or a qualified retirement plan. When we refer to "you" in this proxy statement, we are referring to persons having voting rights.

SUBMISSION AND COUNTING OF VOTES

        You are entitled to have the number of shares related to your beneficial interest in a Fund voted in accordance with your instructions. Each full share shall have one vote, and each fractional share shall have a proportionate fractional vote. If you abstain, your vote will not be counted. If you submit a properly executed voting instruction card but omit voting instructions with respect to any proposal, your shares will be voted as if you had given instructions to vote for approval of the proposal.

        All of the AOF shares held by the Travelers Insurance Company ("Travelers") are held in separate accounts that fund variable annuity and variable life insurance contracts. Under the requirements of federal securities law, Travelers is requesting voting instructions from its contract owners. When Travelers receives the voting instructions from its contract owners, it will vote the Fund shares held in its accounts according to those instructions. Specifically, if you, as a contract owner, submit properly executed voting instructions, Travelers will vote the Fund shares allocated to your account according to your instructions. Travelers will then vote any remaining Fund shares for which it has not received voting instructions in proportion to the aggregate voting instructions it did receive.

        For your voting instructions to be effective, they must be received prior to the close of business on April 18, 2001. You may revoke your instructions, but to be effective, we must receive written notice of your revocation prior to the close of business on April 18, 2001. Alternatively, you may attend the meeting and vote in person, in which case any prior instructions you provided will be revoked

REQUIRED VOTE

        For each Proposal, the federal securities laws define the vote required for approval as the lesser of (a) a vote of 67% or more of the Fund shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Fund shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Fund shares.

        We will adopt each proposal if it is approved by the required vote of outstanding shares of the affected Fund or Funds. However, if you approve one or more but not all of the Proposals relating to the Long-Term Bond Fund (Proposals 1-3), or if the Combination Proposal (which is discussed in the additional Prospectus and Proxy Statement accompanying this proxy statement) is not approved, the Board of Directors may determine not to implement one or more of the Proposals that were approved.

OWNERSHIP OF SHARES

        The chart below shows the number of Fund shares outstanding as of the record date


                          FUND                                                 SHARES OUTSTANDING
                          ----                                                 ------------------

                   Long-Term Bond Fund                                            26,279,867

                International Equity Fund                                         17,790,591

               Emerging Opportunities Fund                                        21,018,270

THIS SOLICITATION AND ITS COSTS

        This solicitation is being made by mail, but it may also be made by telephone, facsimile, or personal interview. The Long-Term Bond Fund will bear the costs attributable to Proposals 1-3, the International Equity Fund will bear the costs attributable to Proposals 4 and 5, and the Emerging Opportunities Fund will bear the costs attributable to Proposals 6 and 7.

FUTURE PROPOSALS

        For a proposal to be presented at a special meeting of persons having voting rights, we must receive the proposal a reasonable time before the solicitation of proxies is made. Usually, the proposal must arrive 120 days before the mailing. We do not ordinarily hold annual meetings, so proposals are presented only when special meetings are held. Therefore, we will retain all proposals received from persons with voting rights. Those proposals will then be eligible to be considered for distribution with the proxy materials for the next special meeting.

FUND NAME CHANGES

        As of May 1, 2001, the names of the Funds and of the Manager will be changed from "American Odyssey" to "CitiStreet." The name of each individual Fund will also be changed to make it more descriptive of the assets held by that Fund. The new names are as follows:

-------------------------------------------------------------- -------------------------------------------------------
OLD NAME                                                       NEW NAME AS OF MAY 1, 2001
-------------------------------------------------------------- -------------------------------------------------------
American Odyssey Funds Management LLC                          CitiStreet Funds Management LLC
-------------------------------------------------------------- -------------------------------------------------------
American Odyssey Funds Inc.                                    CitiStreet Funds Inc.
-------------------------------------------------------------- -------------------------------------------------------
American Odyssey International Equity Fund                     CitiStreet International Stock Fund
-------------------------------------------------------------- -------------------------------------------------------
American Odyssey Emerging Opportunities Fund                   CitiStreet Small Company Stock Fund
-------------------------------------------------------------- -------------------------------------------------------

-------------------------------------------------------------- -------------------------------------------------------
American Odyssey Core Equity Fund                              CitiStreet Large Company Stock Fund
-------------------------------------------------------------- -------------------------------------------------------
Proposed combined fund:                                        CitiStreet Diversified Bond Fund
American Odyssey Long-Term Bond Fund
American Odyssey Intermediate-Term Bond Fund
American Odyssey Global High Yield Bond Fund
-------------------------------------------------------------- -------------------------------------------------------


OBTAINING A COPY OF THE ANNUAL REPORT

        WE WILL FURNISH YOU A COPY OF OUR MOST RECENT ANNUAL REPORT ON REQUEST AND WITHOUT CHARGE. IF YOU WISH TO OBTAIN A COPY OF THE ANNUAL REPORT, MAIL A REQUEST TO AMERICAN ODYSSEY FUNDS MANAGEMENT LLC, TWO TOWER CENTER, EAST BRUNSWICK, NEW JERSEY 08816, OR CALL 1-800-242-7884.

                                   PROPOSAL 1

                      AMERICAN ODYSSEY LONG-TERM BOND FUND

             APPROVAL OF A REVISED FUNDAMENTAL INVESTMENT OBJECTIVE
                           FOR THE LONG-TERM BOND FUND

        This proposal affects, and will be voted upon by, only persons having voting rights with respect to the Long-Term Bond Fund. We recommend approval of a revised fundamental investment objective for the Long-Term Bond Fund.

        If the Combination Proposal (which is described in the additional Prospectus and Proxy Statement that accompanies this proxy statement) is approved, the three AOF Funds that invest in bonds will be reorganized by combining the Global High-Yield Bond Fund and the Intermediate-Term Bond Fund into the Long-Term Bond Fund. The Long-Term Bond Fund will then become the core Fund investing in fixed income assets. It will invest primarily in investment-grade bonds of varying maturities, depending on market conditions. The Fund will use three complementary investment philosophies to choose the bonds in which it invests its assets. One strategy will be to invest mainly in U.S. dollar investment grade bonds; the second strategy will be to also focus on domestic bonds and to designate a certain percentage of allotted assets to non-dollar and high-yield bonds; and the third strategy will be to attempt to replicate the performance of the bond market as a whole.

        Therefore, the Board of Directors proposes to revise the Long-Term Bond Fund's fundamental investment objective so that it expresses the purpose of investing in fixed income assets of varying maturities. If approved by you, the Fund's new investment strategy will be to seek "maximum long-term total return (capital appreciation and income) by investing primarily in fixed income securities."

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 1.

                                   PROPOSAL 2

                      AMERICAN ODYSSEY LONG-TERM BOND FUND

                     APPROVAL OF A NEW SUBADVISORY AGREEMENT
                    ADDING SALOMON BROTHERS ASSET MANAGEMENT
                 AS A NEW SUBADVISER FOR THE LONG-TERM BOND FUND

        This proposal affects, and will be voted upon by, only persons having voting rights with respect to the Long-Term Bond Fund. We recommend approval of a new subadvisory agreement with Salomon Brothers Asset Management ("SaBAM") as a new subadviser for the Long-Term Bond Fund.

        As discussed in Proposal 1, the Fund's proposed new investment plan is to balance three distinct investment strategies. One of the Fund's subadvisers will primarily invest in domestic bonds; the second will also invest in domestic bonds but can strategically allocate a portion of its assets to non-dollar and high-yield bonds; and the third will use an indexing strategy.

        This proposal would add SaBAM as one of the Fund's subadvisers. As its investment strategy, SaBAM would focus on domestic bonds but could also invest up to 30% of its allocated assets in non-dollar and high-yield bonds, with no more than 20% in high-yield bonds. (This investment strategy, including the percentage limitations, is not a fundamental policy of the Fund and thus could be changed by the Fund's Board of Directors, for example in response to changing market conditions.)

        Based on SaBAM's past performance and complementary investment style, the Manager proposed to the Board that SaBAM be retained as a subadviser for the Fund.

        The other two subadvisers for the Fund will be its current subadviser, Western Asset Management Company ("Western"), which will concentrate its investments primarily in domestic corporate and U.S. Government bonds, and SSgA Funds Management, Inc., which is discussed in Proposal 3 below.

PROPOSED SUBADVISORY AGREEMENT WITH SABAM

        The new subadvisory agreement with SaBAM is substantially the same as the current agreement with Western and the proposed agreement with SSgA. Other than fees, the material provisions of the agreement, such as the subadviser's duties to the Fund, are essentially the same. (Of course, there are differences in the names and addresses of the parties, the effective dates and terms of the agreements and other minor differences.) Appendix B provides additional information about the subadvisory agreement, and Appendix C contains the full text of the subadvisory agreement itself.

        SaBAM is a wholly-owned subsidiary of Salomon Brothers Holding Company Inc., which is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which is a wholly-owned subsidiary of Citigroup Inc, a publicly-held company. The address for SaBAM, Salomon Brothers Holding Company Inc., Salomon Smith Barney Holdings Inc., and for SaBAM's principal executive officer and directors, is 7 World Trade Center, New York, New York 10048. The address for Citigroup Inc. is 399 Park Avenue, New York, New York 10043. SaBAM's directors and principal executive officer are as follows:

------------------------------ ------------------------------- -------------------------------------------------------
NAME                           POSITION WITH SABAM             PRINCIPAL OCCUPATION
------------------------------ ------------------------------- -------------------------------------------------------
Heath B. McLendon              Managing Director               Managing Director, Salomon Smith Barney Inc.
------------------------------ ------------------------------- -------------------------------------------------------
Ross S. Margolies              Director                        Managing Director, Salomon Smith Barney Inc.
------------------------------ ------------------------------- -------------------------------------------------------
Peter J. Wilby                 Director                        Managing Director, Salomon Smith Barney Inc.
------------------------------ ------------------------------- -------------------------------------------------------
Wendy J. Murdock               Director                        Executive Vice President, Salomon Smith Barney Inc.
------------------------------ ------------------------------- -------------------------------------------------------
Virgil H. Cumming              Director                        Managing Director, Salomon Smith Barney Inc.
------------------------------ ------------------------------- -------------------------------------------------------

        SaBAM provides advice for the following registered investment companies with an investment objective similar to the proposed new fundamental investment objective of the Fund:

-------------------------------------------------- --------------------- ----------------------------------------
               NAME OF REGISTERED
               INVESTMENT COMPANY                  SIZE AS OF 12/29/00             ADVISORY FEE RATE*
-------------------------------------------------- --------------------- ----------------------------------------
Salomon Brothers Strategic Bond Fund, an              $101.8 million                      0.75%
investment portfolio of Salomon Brothers Series
Funds Inc
-------------------------------------------------- --------------------- ----------------------------------------
Salomon Brothers Strategic Bond Opportunity           $95.4 million             First $50 million at.35%
Series, an investment portfolio of New England                                  Next $150 million at .30%
Zenith Fund                                                                     Next $300 million at .25%
                                                                                Over $500 million at .10%.
-------------------------------------------------- --------------------- ----------------------------------------
Salomon Brothers/JNL Global Bond Series, an           $116.2 million            First $50 million at.357%
investment portfolio of                                                         Next $150 million at .350%
JNL Series Trust                                                                Next $300 million at .300%
                                                                                Over $500 million at .250%.
-------------------------------------------------- --------------------- ----------------------------------------
Strategic Bond Trust,                                 $334.3 million            First $50 million at 0.35%
an investment portfolio of                                                      Next $150 million at .30%
Manufacturers Investment Trust                                                  Next $300 million at .25%
                                                                                Over $500 million at .20%
-------------------------------------------------- --------------------- ----------------------------------------

-------------------------------------------------- --------------------- ----------------------------------------
Salomon Brothers Variable Strategic Bond Fund,        $25.1 million                      0.70%**
an investment portfolio
of Salomon Brothers Variable
Series Funds Inc
-------------------------------------------------- --------------------- ----------------------------------------

    * All of the listed fees are for advisory services only. They do not include performance or other fees.
    ** Does not reflect current intention to waive fees.

FEES

        The Investment Management Agreement sets a maximum subadviser fee rate for each of the Funds. The maximum subadvisory fee rate for the Fund is 0.35%. Set forth below are the current fee rates for Western and the proposed fee rates for SaBAM and SSgA.

                      WESTERN
                      -------

                      First $250 million in Assets                         0.25%

                      Assets over $250 million                             0.15%

                      SaBAM
                      -----

                      First $50 million in Assets                          0.35%

                      Next $50 million in Assets                           0.30%

                      Assets over $100 million                             0.25%

                      SSgA
                      ----

                      All Assets                                           0.05%


        The aggregate fee paid to Western in 2000 was $_____________ . If the new agreements with SaBAM and SSgA had been in effect, and if the Fund's assets had been equally divided between the three subadvisers, the aggregate fee paid by the Fund would have been $_____________, which would have constitued a decrease of ____%.

BOARD CONSIDERATION

        On February 7, 2001, the full AOF Board of Directors, including all directors who are not "interested persons" of AOF as that term is defined in the federal securities laws ("independent directors"), met in person to discuss the proposed subadvisory agreement with SaBAM. The Board received a variety of information about SaBAM, including information about the firm's ownership and key personnel, its investment experience and philosophy, and its past performance.

        The Board determined that the proposed agreement was in the best interests of investors in the Fund and unanimously voted to recommend the agreement to you for approval. In making that determination, the Board considered a variety of factors, including those discussed below.

        Nature and Quality of SaBAM's Services. The Board considered SaBAM's experience, resources, and personnel. SaBAM has been an independent U.S. registered investment adviser since 1989 and managed $31.1 billion in assets as of December 31, 2000. It has an experienced, stable investment team with an average of 12 to 16 years of investment experience. SaBAM has its own teams of dedicated sector specialists, and it specializes in managing accounts for financial institutions, pensions and mutual funds.

        SaBAM's Historical Performance. The Board considered materials showing the investment performance of SaBAM's enhanced core fixed income asset strategy. Since inception, SaBAM has successfully employed this strategy to outperform the Lehman Brothers Aggregate Bond Index on a long-term basis. (There is, of course, no guarantee about future performance.)

        SaBAM's Approach to Fixed Asset Management. The Board also considered SaBAM's investment approach. SaBAM specializes in adding value through tactical allocations to high-yield bonds. It enhances returns by managing each asset class separately and using a quantitative and qualitative approach to its allocation decisions.

        Fees. The Board considered SaBAM's proposed fee, comparing it with the fees charged by other fixed income advisers considered by the Manager, and with the fees charged by the Fund's other subadvisers. Although SaBAM's fee is higher than the fee currently charged by Western, the Board agreed with the conclusion of the Manager that the proposed fee is reasonable and is within the range of fees currently charged by similar advisers for similar services.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMENDS THAT YOU VOTE "FOR"THIS PROPOSAL NO. 2.

                                   PROPOSAL 3

                      AMERICAN ODYSSEY LONG-TERM BOND FUND

                     APPROVAL OF A NEW SUBADVISORY AGREEMENT
                       ADDING SSGA FUNDS MANAGEMENT, INC.
                 AS A NEW SUBADVISER FOR THE LONG-TERM BOND FUND

        This proposal affects, and will be voted upon by, only persons having voting rights with respect to the Long-Term Bond Fund. We recommend approval of a new subadvisory agreement with SSgA Funds Management, Inc. ("SSgA") as a new subadviser for the Long-Term Bond Fund.

        As discussed in Proposals 1 and 2, the assets of the Fund will be allocated among three subadvisers with complementary investment strategies. Western will concentrate on domestic investment-grade bonds, and SaBAM will also focus on domestic bonds with the ability to enhance returns by making strategic allocations to non-dollar and high-yield bonds.

        If approved by you, SSgA will serve as the Fund's third subadviser and will use an index strategy, attempting to mirror the performance of a key bond market index, the Lehman Brothers Aggregate Bond Index. SSgA's predecessor-in-interest, State Street Global Advisors, currently serves as an index subadviser for the Emerging Opportunities and Core Equity Funds, so the Manager and the Funds are already familiar with the success that State Street Global Advisors and its affiliates have achieved in passive strategy indexing. Based on State Street Global Advisors' representations that it will continue to provide the same level of service through SSgA, and on State Street Global Advisors' performance and experience in index investing, the Manager proposed that SSgA be added as an index subadviser for the Fund.

PROPOSED SUBADVISORY AGREEMENT WITH SSGA

        The new subadvisory agreement with SSgA is substantially the same as current agreement with Western and the proposed agreement with SaBAM. Other than fees, the material provisions of the agreement, such as the subadviser's duties to the Fund, are essentially the same. (Of course, there are differences in the names and addresses of the parties, the effective dates and terms of the agreements and other minor differences.) Appendix B discusses the terms of the subadvisory agreement, and Appendix C contains the full text of the subadvisory agreement itself.

        SSgA is a wholly-owned subsidiary of State Street Corporation, a publicly held banking company located at 225 Franklin Street, Boston, MA 02110. The address for SSgA and for its president and directors is Two International Place, Boston, MA 02110. SSgA's president and directors are as follows:

----------------------------- ------------------------------ ---------------------------------------------------------
NAME                          POSITION WITH SSGA             PRINCIPAL OCCUPATION
----------------------------- ------------------------------ ---------------------------------------------------------
Gustaff V. Fish, Jr.          Director and President         President, SSgA; Principal, State Street Global
                                                             Advisors, a division of State Street Bank and Trust
                                                             Company ("State Street Global Advisors")
----------------------------- ------------------------------ ---------------------------------------------------------
Timothy B. Harbert            Director                       Executive Vice President, State Street Bank and Trust
                                                             Company; President, State Street Global Advisors
----------------------------- ------------------------------ ---------------------------------------------------------
Agustin J. Fleites            Director                       Principal, State Street Global Advisors
----------------------------- ------------------------------ ---------------------------------------------------------
Mitchell H. Shames            Director                       Principal and Chief Counsel, State Street Global
                                                             Advisors
----------------------------- ------------------------------ ---------------------------------------------------------

        SSgA does not advise any other registered investment companies with an objective of matching the performance of the Lehman Aggregate Bond Index. SSgA, however, does manage significant assets in bank collective trusts and other accounts with an objective of matching the performance of the Lehman Aggregate Bond Index.

FEES

        The Investment Management Agreement sets a maximum subadviser fee rate for each of the Funds. The maximum subadvisory fee rate for the Fund is 0.35%. Set forth below are the current fee rates for Western and the proposed fee rates for SaBAM and SSgA.


                      WESTERN
                      -------

                      First $250 million in Assets                         0.25%

                      Assets over $250 million                             0.15%

                      SaBAM
                      -----

                      First $50 million in Assets                          0.35%

                      Next $50 million in Assets                           0.30%

                      Assets over $100 million                             0.25%

                      SSgA
                      ----

                      All Assets                                           0.05%


The aggregate fee paid to Western in 2000 was $_________. If the new agreements with SaBAM and SSgA had been in effect, and if the Fund's assets had been equally divided between the three subadvisers, the aggregate fee paid by the Fund would have been $____________, which would have constituted a decrease of _____%.

BOARD CONSIDERATION

        On February 7, 2001, the full AOF Board of Directors, including all directors who are not "interested persons" of AOF as that term is defined in the federal securities laws ("independent directors"), met in person to discuss the proposed subadvisory agreement with SSgA. The Board received a variety of information about SSgA and its affiliates, including information about the firm's ownership and key personnel, its investment experience, philosophy and process in the index investing area, and the past performance of its predecessor in managing other index funds and accounts.

        The Board determined that the proposed agreement was in the best interests of investors in the Fund and unanimously voted to recommend the agreement to you for approval. In making that determination, the Board considered a variety of factors, including those discussed below.

        Nature and Quality of SSgA's Services. The Board considered SSgA's personnel, investment approach and experience. SSgA and its affiliates have been managing funds and accounts with index strategies since 1978 and today are among the world's leading index managers. SSgA has extensive resources, with investment centers and personnel around the world.

        SSgA's Approach to Index Management. SSgA explained its strategies for reducing transaction costs to maximize returns. It also explained its replication and stratified sampling techniques for successfully tracking the benchmark Lehman Aggregate Bond Index.

        SSgA's Historical Performance. The Board considered materials showing that the performance of the passive strategy funds advised by State Street Global Advisors has closely tracked the performance of the Lehman Aggregate Bond Index.

        Fees. The Board considered the proposed fees. The proposed SSgA fee rates are less than the fee rates that AOF pays to its other subadvisers, which is consistent with lower industry averages for index fund managers than for active managers. The Board agreed with the conclusion of the Manager that the proposed fee is both reasonable and within the range of fees charged by similar advisers for similar services.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 3.

                                   PROPOSAL 4

                   AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND

                     APPROVAL OF A NEW SUBADVISORY AGREEMENT
                         ADDING SSB CITI FUND MANAGEMENT
              AS A NEW SUBADVISER FOR THE INTERNATIONAL EQUITY FUND

        This proposal affects, and will be voted upon by, only persons having voting rights with respect to the International Equity Fund. We recommend approval of a new subadvisory agreement with SSB Citi Fund Management ("SSB Citi") as a new subadviser for the International Equity Fund.

        The International Equity Fund's current subadviser, Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), uses a primarily value-oriented approach, investing in non-U.S. companies it believes are under-valued by the market. Upon the recommendation of the Manager, the Board determined it would be appropriate to diversify the investment style of the Fund by adding a growth component, which would focus on companies that are expected to have higher than average earnings.

        The Manager identified SSB Citi as an adviser with extensive experience in global growth-oriented investment. SSB Citi employs a strategy of tactical allocation between a core portfolio of well-established large-cap stocks and a non-core portfolio of smaller stocks with potential for immediate rapid growth. The Manager expects that SSB Citi's growth-oriented strategies should complement and balance BIAM's emphasis on under-valued companies.

PROPOSED SUBADVISORY AGREEMENT

        The new subadvisory agreement with SSB Citi is substantially the same as the current agreement with BIAM and the proposed agreement with SSgA. Other than fees, the material provisions of the agreement, such as the subadviser's duties to the Fund, are essentially the same. (Of course, there are differences in the names and addresses of the parties, the effective dates and terms of the agreements and other minor differences.) Appendix B provides additional information about the subadvisory agreement, and Appendix C contains the full text of the subadvisory agreement itself.

        Salomon Smith Barney Holdings Inc. is the sole member of SSB Citi. Salomon Smith Barney Holdings Inc is a wholly-owned subsidiary of Citigroup Inc., a publicly-held company. The address for SSB Citi and Salomon Smith Barney Holdings Inc. is 7 World Trade Center, New York, New York 10048. The address for Citigroup Inc. is 399 Park Avenue, New York, New York 10043. SSB Citi's directors and principal executive officer are as follows:

---------------------------- ------------------------------ ---------------------------- -----------------------------
NAME                         POSITION WITH SSB CITI         PRINCIPAL OCCUPATION         ADDRESS
---------------------------- ------------------------------ ---------------------------- -----------------------------
     Heath B. McLendon           Chairman, President,       Managing Director, Salomon    7 World Trade Center, New
                                   Executive Officer             Smith Barney Inc.              York, NY 10013
---------------------------- ------------------------------ ---------------------------- -----------------------------
     Lewis E. Daidone          Director and Senior Vice     Managing Director, Salomon   125 Broad St., New York, NY
                                       President                 Smith Barney Inc.                  10004
---------------------------- ------------------------------ ---------------------------- -----------------------------
      Arthur G. Saks                                        Managing Director, Salomon    388 Greenwich Street, New
                                       Director                  Smith Barney Inc.              York, NY 10013
---------------------------- ------------------------------ ---------------------------- -----------------------------

        SSB Citi provides advice for the following registered investment companies with an objective similar to the objective of the International Equity
Fund:

------------------------------------------------------------- ---------------------------- ---------------------------
           NAME OF REGISTERED INVESTMENT COMPANY                  SIZE AS OF 12/31/00          ADVISORY FEE RATE*
------------------------------------------------------------- ---------------------------- ---------------------------
               Smith Barney World Funds, Inc.                       $1,308,899,000                    .85%
             International All Cap Growth Fund
------------------------------------------------------------- ---------------------------- ---------------------------
 Smith Barney Investment Series-Smith Barney International           $206,423,284                    1.00%
                   Aggressive Growth Fund
------------------------------------------------------------- ---------------------------- ---------------------------
               Greenwich Street Series, Inc.                          $11,036,000                     .85%
               International Equity Portfolio
------------------------------------------------------------- ---------------------------- ---------------------------
                   Travelers Series Fund-                            $416,651,000                     .90%
           Smith Barney International Equity Fund
------------------------------------------------------------- ---------------------------- ---------------------------

* All of the above fees are for advisory services only. They do not include administrative or other fees.

FEES

        The Investment Management Agreement sets a maximum subadviser fee rate for each of the Funds. The maximum subadvisory fee rate for the International Equity Fund is 0.55%. Set forth below are the current fee rates for BIAM and the proposed fee rates for SSB Citi and SSgA.

                      BIAM
                      ----

                      First $50 million in Assets                          0.45%

                      Next $50 million in Assets                           0.45%

                      Assets over $100 million                             0.30%

                      SSB CITI
                      --------

                      First $50 million in Assets                          0.55%

                      Next $50 million in Assets                           0.50%

                      Assets over $100 million                             0.45%


                      SSgA
                      ----

                      First $50 million in Assets                          0.55%

                      Next $50 million in Assets                           0.50%

                      Assets over $100 million                             0.45%

        Additional fee information for the International Equity Fund is presented in Appendix D.

BOARD CONSIDERATION

        On February 7, 2001, the full AOF Board of Directors, including all directors who are not "interested persons" of AOF as that term is defined in the federal securities laws ("independent directors"), met in person to discuss the proposed subadvisory agreement with SSB Citi. The Board received a variety of information about SSB Citi, including information about the firm's ownership and key personnel, its investment experience and philosophy, and its past performance.

        The Board determined that the proposed agreement was in the best interests of investors in the Fund and unanimously voted to recommend the agreement to you for approval. In making that determination, the Board considered a variety of factors, including those discussed below.

        Nature and Quality of SSB Citi's Services. SSB Citi is a part of Citigroup Asset Management, the global asset management arm of Citigroup Inc., which managed $401.1 billion in total assets as of December 31, 2000. SSB Citi's non-U.S. Equity team averages 34 years of industry experience. SSB Citi also has extensive research capabilities, screening over 12,000 stocks and conducting on-site screenings in an average of 700 companies and 30 countries each year.

        SSB Citi's Historical Performance. The Board considered materials showing the investment performance of SSB Citi's core/non-core growth strategy. Since inception, SSB Citi has successfully employed these strategies to out-perform the MSCI EAFE global equity index over the long-term. (There is, of course, no guarantee about future performance.)

        SSB Citi's Approach to Global Equity Management. The Board also considered SSB Citi's investment approach. SSB Citi invests in companies growing at a premium growth rate, superior to that of the local country, while attempting to maintain overall risk no higher than that of the overall global equity markets. It concentrates on bottom-up stock selections to maximize growth, and usually invests in over 35 markets to minimize risk through diversified regional investment.

        Fees. The Board compared SSB Citi's proposed fee with the fees charged by other growth-oriented global equity advisers and with the fees charged by the Fund's other proposed and current subadvisers. Although SSB Citi's proposed fee is higher than the fee charged by BIAM, it is the same as the proposed fee for SSgA. The Board agreed with the conclusion of the Manager that the proposed fee is reasonable and is within the range of fees currently charged by similar advisers for similar services.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 4.

                                   PROPOSAL 5

                   AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND

                     APPROVAL OF A NEW SUBADVISORY AGREEMENT
                       ADDING SSGA FUNDS MANAGEMENT, INC.
              AS A NEW SUBADVISER FOR THE INTERNATIONAL EQUITY FUND

        This proposal affects, and will be voted upon by, only persons having voting rights with respect to the International Equity Fund. The Board of Directors recommends approval of a new subadvisory agreement with SSgA Funds Management, Inc. ("SSgA") as a new subadviser for the International Equity Fund.

        In addition to adding a growth-oriented adviser to the Fund (as discussed in Proposal 4), the Manager recommended that the Fund add a third subadviser that would more closely track the regional weightings of the Fund's benchmark index, the MSCI EAFE Index, to further diversify and stabilize the Fund's returns. After reviewing SSgA's investment philosophy and proposed fee, as well as the past performance of SSgA's predecessor in interest, State Street Global Advisors, the Manager recommended SSgA as an active manager that could add value while maintaining a broad range of investments with a reasonable level of risk. If approved by you, SSgA will invest primarily in large-cap stocks and minimize volatility in Fund returns compared to its benchmark by maintaining a neutral regional balance in its asset allocation. (This investment strategy is not a fundamental policy of the Fund and thus could be changed by the Fund's Board of Directors, for example in response to changing market conditions.)

PROPOSED SUBADVISORY AGREEMENT WITH SSgA

        The new subadvisory agreement with SSgA is substantially the same as the current agreement with BIAM and the proposed agreement with SSB Citi. Other than fees, the material provisions of the agreement, such as the subadviser's duties to the Fund, are essentially the same. (Of course, there are differences in the names and addresses of the parties, the effective dates and terms of the agreements and other minor differences.) Appendix B offers additional information about the subadvisory agreement, and Appendix C contains the full text of the subadvisory agreement itself.

        SSgA is a wholly-owned subsidiary of State Street Corporation, a publicly held banking company located at 225 Franklin Street, Boston, MA 02110. The address for SSgA and for its president and directors is Two International Place, Boston, MA 02110. SSgA's president and directors are as follows:

----------------------------- ------------------------------ ---------------------------------------------------------
NAME                          POSITION WITH SSGA             PRINCIPAL OCCUPATION
----------------------------- ------------------------------ ---------------------------------------------------------

Gustaff V. Fish, Jr.          Director and President         President, SSgA; Principal, State Street Global
                                                             Advisors, a division of State Street Bank and Trust
                                                             Company ("State Street Global Advisors")
----------------------------- ------------------------------ ---------------------------------------------------------
Timothy B. Harbert            Director                       Executive Vice President, State Street Bank and Trust
                                                             Company; President, State Street Global Advisors
----------------------------- ------------------------------ ---------------------------------------------------------
Agustin J. Fleites            Director                       Principal, State Street Global Advisors
----------------------------- ------------------------------ ---------------------------------------------------------
Mitchell H. Shames            Director                       Principal and Chief Counsel, State Street Global
                                                             Advisors
----------------------------- ------------------------------ ---------------------------------------------------------

        State Street Global Advisors currently advises, and SSgA will as of 5/1/01 provide advice for, the following registered investment companies with an objective similar to the objective of the International Equity Fund:

------------------------------------------------------------- ------------------------- --------------------------------------
           NAME OF REGISTERED INVESTMENT COMPANY                SIZE AS OF 12/31/00              ADVISORY FEE RATE*
------------------------------------------------------------- ------------------------- --------------------------------------
Sage Life Investment Trust EAFE Equity Index Fund                  $17,607,010.62             First $50 million at .15%
                                                                                              Next $50 million at .10%
                                                                                              Over $100 million at .08%
                                                                                                ($65,000 minimum fee)
------------------------------------------------------------- ------------------------- --------------------------------------
AXP International Equity Index Fund                                $21,787,214.00             First $50 million at .15%
                                                                                              Next $50 million at .075%
                                                                                              Over $100 million at .05%
                                                                                            ($100,000 annual minimum fee)
------------------------------------------------------------- ------------------------- --------------------------------------
Quant International Equity Fund                                    $15,617,721.41             First $40 million at .50%
                                                                                              Next $70 million at .40%
                                                                                              Over $110 million at .35%
                                                                                                ($75,000 minimum fee)
------------------------------------------------------------- ------------------------- --------------------------------------
Consulting Group Capital Markets Funds -                          $506,531,278.11                       .07%
International Equity Investments
------------------------------------------------------------- ------------------------- --------------------------------------
SSgA International Growth Opportunities Fund                      $123,779,204.11       .75% (currently waived down to .69%)
------------------------------------------------------------- ------------------------- --------------------------------------
SSgA International Stock Selection Fund                           $103,508,193.55       .75% (currently waived down to .47%)
------------------------------------------------------------- ------------------------- --------------------------------------

FEES

        The Investment Management Agreement sets a maximum subadviser fee rate for each of the Funds. The maximum subadvisory fee rate for the International Equity Fund is 0.55%. Set forth below are the current fee rates for BIAM and the proposed fee rates for SSB Citi and SSgA.


                      BIAM
                      ----

                      First $50 million in Assets                          0.45%

                      Next $50 million in Assets                           0.45%

                      Assets over $100 million                             0.30%


                      SSB CITI
                      --------

                      First $50 million in Assets                          0.55%

                      Next $50 million in Assets                           0.50%

                      Assets over $100 million                             0.45%


                      SSgA
                      ----

                      First $50 million in Assets                          0.55%

                      Next $50 million in Assets                           0.50%

                      Assets over $100 million                             0.45%

        Additional fee information for the International Equity Fund is presented in Appendix D.

BOARD CONSIDERATION

        On February 7, 2001, the full AOF Board of Directors, including all directors who are not "interested persons" of AOF as that term is defined in the federal securities laws ("independent directors"), met in person to discuss the proposed subadvisory agreement with SSgA. The Board considered information about the ownership, key personnel, and international growth investment experience and resources of SSgA and its affiliates. The Board also considered information about the past performance of State Street Global Advisors, SSgA's predecessor, in managing similar funds.

        The Board determined that the proposed agreement was in the best interests of investors in the Fund and unanimously voted to recommend the agreement to you for approval. In making that determination, the Board considered a variety of factors, including those discussed below.

        Nature and Quality of SSgA's Services. The Board considered SSgA's personnel, investment approach and experience. SSgA and its affiliates have extensive resources, with investment centers and personnel around the world. State Street Global Advisors is the largest manager of international indexed and equity assets, with over $147.8 billion in non-U.S. equity assets and over $4.9 billion in global assets under management as of September 30, 2000. State Street Global Advisors' global management team has an average of 14 years of experience, and its research team has an average of 16 years of experience.

        SSgA's Historical Performance. The Board considered materials showing that the annualized returns under State Street Global Advisors' international growth-oriented strategy have exceeded the MSCI EAFE global market index over the long-term. (There is, of course, no guarantee about future performance.)

        SSgA's Approach to Global Equity Management. SSgA focuses on long-term sustainable growth over immediate returns. It invests primarily in globally dominant large-cap companies and holds a concentrated number of stock positions with no regional preferences and no currency hedging. It bases its investment decisions on active fundamental research, combining a bottom-up investment process with a top-down sector perspective.

        Fees. The Board considered the proposed fees. The proposed SSgA fee rates are the same as the proposed fee for SSB Citi and higher than the fee for BIAM. The Board agreed with the conclusion of the Manager that the proposed fee is both reasonable and within the range of fees charged by similar advisers for similar services.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 5.

                                   PROPOSAL 6

                  AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND

                     APPROVAL OF A NEW SUBADVISORY AGREEMENT
                    ADDING SALOMON BROTHERS ASSET MANAGEMENT
             AS A NEW SUBADVISER FOR THE EMERGING OPPORTUNITIES FUND

        This proposal affects, and will be voted upon by, only persons having voting rights with respect to the Emerging Opportunities Fund. The Board of Directors recommends approval of a new subadvisory agreement with Salomon Brothers Asset Management ("SaBAM") as a new subadviser for the Emerging Opportunities Fund.

        The Emerging Opportunities Fund has three subadvisers, each of whom uses a particular investment strategy to manage its portion of the Fund's assets. The Fund's index subadviser, State Street Global Advisors, attempts to match the performance of the small-cap market overall; its value subadviser, SG Cowen Asset Management ("SG Cowen"), focuses on small companies that appear to be undervalued by the market; and its growth subadviser, Chartwell Investment Partners ("Chartwell"), invests in small companies that it believes will experience significant earnings growth.

        The Manager determined that it would be appropriate to consider replacing Chartwell with another growth-oriented subadviser. The Manager recommended that the Board replace Chartwell with SaBAM based on a variety of factors, including SaBAM's past performance, proposed fees and complementary small-cap growth-oriented approach. If this proposal is approved, the Fund will transition from Chartwell to SaBAM beginning May 1, 2001.

THE PROPOSED AGREEMENT

        SaBAM is a wholly-owned subsidiary of Salomon Brothers Holding Company Inc., which is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which is a wholly-owned subsidiary of Citigroup Inc, a publicly-held company. The address for SaBAM, Salomon Brothers Holding Company Inc., Salomon Smith Barney Holdings Inc., and for SaBAM's principal executive officer and directors, is 7 World Trade Center, New York, New York 10048. The address for Citigroup Inc. is 399 Park Avenue, New York, New York 10043. SaBAM's directors and principal executive officer are as follows:

------------------------------ ------------------------------- -------------------------------------------------------
NAME                           POSITION WITH SABAM             PRINCIPAL OCCUPATION
------------------------------ ------------------------------- -------------------------------------------------------
Heath B. McLendon              Managing Director               Managing Director, Salomon Smith Barney Inc.
------------------------------ ------------------------------- -------------------------------------------------------
Ross S. Margolies              Director                        Managing Director, Salomon Smith Barney Inc.
------------------------------ ------------------------------- -------------------------------------------------------
Peter J. Wilby                 Director                        Managing Director, Salomon Smith Barney Inc.
------------------------------ ------------------------------- -------------------------------------------------------
Wendy J. Murdock               Director                        Executive Vice President, Salomon Smith Barney Inc.
------------------------------ ------------------------------- -------------------------------------------------------
Virgil H. Cumming              Director                        Managing Director, Salomon Smith Barney Inc.
------------------------------ ------------------------------- -------------------------------------------------------

        SaBAM provides advice for the following registered investment companies with an objective similar to the Emerging Opportunities Fund:


---------------------------------------------------------- -------------------------- ---------------------------
          NAME OF REGISTERED INVESTMENT COMPANY               SIZE AS OF 12/29/00         ADVISORY FEE RATE*
---------------------------------------------------------- -------------------------- ---------------------------
  Salomon Brothers Small Cap Growth Fund, an investment         $341.8 million                  0.75%
                      portfolio of
            Salomon Brothers Series Funds Inc
---------------------------------------------------------- -------------------------- ---------------------------
   Salomon Brothers Variable Small Cap Growth Fund, an           $8.9 million                   0.80%
investment portfolio of Salomon Brothers Variable Series
                        Funds Inc
---------------------------------------------------------- -------------------------- ---------------------------

* All of the above fees are for advisory services only. They do not include performance or other fees.

        The proposed subadvisory agreement with SaBAM is substantially the same as the current agreements with Chartwell, State Street Global Advisors and SG Cowen. Other than fees, the material provisions of the agreement, such as the subadviser's duties to the Fund, are essentially the same. (Of course, there are differences in the names and addresses of the parties, the effective dates and terms of the agreements and other minor differences.) Additional information about the terms of the subadvisory agreement is provided in Appendix B, and Appendix C contains the full text of the subadvisory agreement itself.

FEES

        The agreement between AOF and the Manager sets a maximum subadviser fee rate for each of the Funds. We would have to obtain your approval before we could enter into a subadvisory agreement with a higher fee. The maximum subadvisory fee rate for the Emerging Opportunities Fund is 0.80%.

        Set forth below are the current fee rates for SG Cowen, State Street Global Advisors, and Chartwell and the proposed fee rates for SaBAM.


                      SG COWEN
                      --------

                      First $50 million in Assets                          0.50%

                      Next $50 million  in Assets                          0.45%

                      Assets over $100 million                             0.40%


                      State Street Global Advisors
                      ----------------------------

                      First $50 million in Assets                          0.08%

                      Next $50 million in Assets                           0.06%

                      Assets over $100 million                             0.04%


                      CHARTWELL
                      ---------

                      First $50 million in Assets                          0.70%

                      Next $50 million in Assets                           0.50%

                      Assets over $100 million                             0.45%


                      SaBAM
                      -----

                      All Assets                                           0.50%


        Based on the allocation of 30% of the Fund's assets to Chartwell as of December 31, 2000 (approximately $111 million), SaBAM's proposed fees would be lower than Chartwell's fees. The aggregate fee paid to Chartwell, SG Cowen and State Street Global Advisors in 2000 was $___________. If the new agreements with SaBAM had been in effect instead of the agreement with Chartwell, and if SaBAM had managed the portion of the Fund allocated to Chartwell, the aggregate fee paid by the International Equity Fund would have been $__________, which would have constituted a decrease of ___%.

BOARD CONSIDERATION

        On February 7, 2001, the full AOF Board of Directors, including all directors who are not "interested persons" of AOF as that term is defined in the federal securities laws ("independent directors"), met in person to discuss the proposed subadvisory agreement with SaBAM. The Board received a variety of information about SaBAM, including information about the firm's ownership and key personnel, its investment experience and philosophy, and its past performance.

        The Board determined that the proposed agreement was in the best interests of investors in the Fund and unanimously voted to recommend the agreement to you for approval. In making that determination, the Board considered a variety of factors, including those discussed below.

        Nature and Quality of SaBAM's Services. The Board considered SaBAM's experience, resources, and personnel. SaBAM has been an independent U.S. registered investment adviser since 1989. It managed $31.1 billion in assets as of December 31, 2000, including approximately $10.5 billion in U.S. equity assets. Its U.S. small-cap growth team averages more than ten years of experience, and its senior sector analysts directly manage their portfolio allocations.

        SaBAM's Historical Performance. SaBAM's small-cap growth team has outperformed over the long-term the Russell 2000 Growth Index, which is the standard measure of small-cap growth stock performance. (There is, of course, no guarantee about future performance.)

        SaBAM's Approach to Small-Cap Growth Management. The Board also considered SaBAM's investment approach. SaBAM focuses on emerging growth stocks because these companies offer faster-than-average gains in sales, earnings and cash flow, providing opportunities for superior returns. SaBAM's managers use bottom-up fundamental research and emphasize individual stock selection to create an information advantage. SaBAM then uses this advantage to attempt to add value in the relatively inefficient small-cap market.

        Fees. The Board compared SaBAM's proposed fee with the fees charged by other growth-oriented small-cap advisers and with the fees charged by the Fund's other subadvisers. Although SaBAM's fee is higher than the fees charged by the other active subadviser for the Emerging Opportunities Fund, it is lower than the fee charged by the current growth subadviser, Chartwell, based on current asset levels. The Board agreed with the conclusion of the Manager that the proposed fee is reasonable and is within the range of fees currently charged by similar advisers for similar services.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 6.

                                   PROPOSAL 7

                  AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND

             APPROVAL OF A REVISED FUNDAMENTAL INVESTMENT OBJECTIVE
                       FOR THE EMERGING OPPORTUNITIES FUND

        This proposal affects, and will be voted upon by, only persons having voting rights with respect to the Emerging Opportunities Fund. The Board of Directors recommends approval of a revised fundamental investment objective for the Emerging Opportunities Fund.

        The Emerging Opportunities Fund's investment strategy has traditionally been to invest in small, rapidly growing companies. This strategy was reflected by the Fund's fundamental investment objective: to "seek maximum long-term total return (capital appreciation and income) by investing in common stocks of small, rapidly growing companies."

        This focus on rapidly growing companies is still at the core of the Fund's investment strategy. As the Fund has diversified with value and index strategies, there is a need to update the wording of the fundamental investment objective to reflect this diversified approach. Therefore, the Board of Directors proposes to remove the phrase "rapidly growing" from the description of the type of companies in which the Fund invests. If approved by you, the new statement of the Fund's fundamental objective will be to "seek maximum long-term total return (capital appreciation and income) by investing in common stocks of small companies."

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 7.

                                                                      APPENDIX A


  ADDITIONAL INFORMATION REGARDING THE MANAGER AND ADMINISTRATION OF THE FUNDS

SERVICES

        AOF uses a manager/subadviser structure to manage and advise the Funds. American Odyssey Funds Management LLC (the "Manager") serves as the overall investment adviser to the Funds as a whole. Each individual Fund has one or more subadvisers who perform the actual day-to-day investment management of that Fund. The Manager monitors the performance of the subadvisers and recommends changes to the Funds if warranted. For those Funds with more than one subadviser, the Manager also allocates the Fund's assets among the Fund's subadvisers. Each Fund pays its subadvisers' fees directly and pays the Manager a separate fee equal to an annual rate of 0.25% of average daily net assets.

        The Manager is located at Two Tower Center, East Brunswick, New Jersey 08816. BARRA RogersCasey, 1 Parklands Drive, Darien, Connecticut 06820, assists the Manager in monitoring the performance of the subadvisers and comparing that performance to that of other investment managers. The Manager pays BARRA RogersCasey's fees; BARRA RogersCasey does not receive a fee from the Funds.

        The Manager provides accounting services to the Funds and keeps the Funds' accounts and records (other than those maintained by the Investors Bank & Trust Company). The Manager also serves as transfer agent and dividend disbursing agent of the Funds. Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the custodian of our assets and is also the accounting services agent for each Fund. The Funds pay the fees for those services. Investors Bank & Trust Company also assists the Manager in providing certain administrative services, and the Manager pays the fees for these administrative services. CitiStreet Equities LLC, Two Tower Center, East Brunswick, New Jersey 08816, currently serves as our principal underwriter. CitiStreet Equities LLC does not receive compensation from the Fund. KPMG LLP, 99 High Street, Boston, Massachusetts, 02110-2371, serves as the Fund's independent accountant, providing audit services.

AFFILIATIONS

        In 2000, the Emerging Opportunities Fund paid commissions of
$259,933.60 to State Street Brokerage, an affiliate of the Manager and of one of the Fund's subadvisers, State Street Global Advisors. This amount represented ____% of the aggregate commissions paid to brokers by the Fund in 2000. The Fund paid these commissions in connection with State Street Brokerage's handling of the transfer of assets to State Street Global Advisors as a new subadviser for the Fund beginning in May 2000. The commissions on these transfer transactions were reported to and approved by the Board as reasonable and fair, as compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.

        None of the other Funds for which your vote is solicited paid commissions to affiliated brokers in 2000.

                                                                      APPENDIX B


             ADDITIONAL INFORMATION ABOUT THE SUBADVISORY AGREEMENTS

        The new subadvisory agreements with each of our proposed subadvisers are substantially the same except for the names and addresses of the parties, the fees, and the effective date and term during which each agreement will be carried out. This section describes the terms and conditions that do not vary among the subadvisory agreements. This information is relevant to Proposals 2, 3, 4, 5 and 6, which propose new subadvisory agreements with SaBAM, SSB Citi, and SSgA.

                Each subadviser's responsibilities for its respective Fund include:

                - managing the Fund's investment operations in accord with the Fund's investment objectives;
                - consulting with the Manager to set investment strategies;
                -       supervising investments;
                -       placing orders to purchase and sell investments;
                -       maintaining books and records on portfolio transactions;
                - providing transactional information to the Fund's custodian;
                - and providing records and other information to the Manager as necessary.

        The subadvisory agreements also delineate the subadvisers' liability for losses by the Fund or the Manager, and the obligations of the Manager toward the subadvisers. The agreements permit the subadvisers' directors, officers and employees to engage in other business and management.

        The subadvisory agreements may be amended by mutual consent. The subadvisory agreements may continue for more than two years only if they are annually re-approved by our Board of Directors. The Manager, the subadvisers, or the Board of Directors may each terminate the subadvisory agreements on 30 to 60 days' notice.

                                                                      APPENDIX C

        This appendix includes the form of the new subadvisory agreement for each of the new subadvisers. The form below omits certain identifying information for each of the subadvisers, and it shows in brackets the other provisions that differ between the agreements.


                        INVESTMENT SUBADVISORY AGREEMENT

        Agreement made as of this 1st day of May, 2001, among American Odyssey Funds, Inc., a Maryland corporation (the "Series Fund"), American Odyssey Funds Management LLC, a New Jersey limited liability company (the "Manager"), and ________, a _________ (the "Subadviser").

        WHEREAS, American Odyssey Funds Management LLC has entered into a management agreement (the "Management Agreement") with the Series Fund, a diversified open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which American Odyssey Funds Management LLC will act as Manager of the Series Fund.

        WHEREAS, the Series Fund is currently divided into six separate series or Funds, each of which is established pursuant to a resolution of the Board of Directors of the Series Fund, and the Series Fund may in the future add additional Funds; and

        WHEREAS, the Manager has the responsibility of evaluating, recommending, and supervising investment advisers to each Fund and, in connection therewith, desires to retain the Subadviser to provide investment advisory services to the American Odyssey ___________ Fund (the "Fund"), the Series Fund has the responsibility of compensating the investment advisers to each Fund and desires to retain the Subadviser to provide investment advisory services to the Fund, and the Subadviser is willing to render such investment advisory services.

        NOW, THEREFORE, the parties agree as follows:

        1.      (a)     Subject to the supervision of the Manager and of the
        Board of Directors of the Series Fund, the Subadviser shall manage the investment operations of the assets of the Fund allocated by the Manager to the Subadviser (such assets referred to as the "Allocated Assets"), including the purchase, retention and disposition of portfolio investments, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus of the Fund (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus") and subject to the following understandings:

                        (i) The Subadviser shall consult periodically with the Manager and they shall agree upon the current investment strategy for the Allocated Assets in the light of anticipated cash flows.

                        (ii) The Subadviser shall provide supervision of the Allocated Assets' investments and determine from time to time what securities, options, futures contracts, and other investments included in the Allocated Assets will be purchased, retained, sold, or loaned by the Fund, and what portion of the Allocated Assets will be invested or held uninvested as cash.

                        (iii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Articles of Incorporation, By-Laws, and Prospectus of the Series Fund and with the instructions and directions of the Manager and of the Board of Directors of the Series Fund and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations.

                        (iv) The Subadviser will place orders for the securities, options, futures contracts, and other investments to be purchased or sold as part of the Allocated Assets with or through such persons, brokers, dealers, or futures commission merchants (including but not limited to persons affiliated with the Manager or Subadviser) as the Subadviser may select in order to carry out the policy with respect to brokerage set forth in the Series Fund's Registration Statement and Prospectus or as the Board of Directors may direct from time to time. In providing the Fund with investment advice and management, the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers and futures commission merchants, and the brokerage and research services they provide to the Subadviser or the Fund. The parties agree that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis that certain brokers or futures commission merchants are able to provide. The parties further agree that brokers and futures commission merchants that provide such research and analysis may execute brokerage transactions at a higher cost to the Fund than would result if orders to execute such transactions had been placed with other brokers on the sole basis of ability to obtain the most favorable price and efficient execution. Therefore, notwithstanding the second sentence of this paragraph 1(a)(iv), the Subadviser is authorized to place orders for the purchase and sale of securities, options, futures contracts, and other investments for the Fund with brokers or futures commission merchants who provide the Subadviser with such research and analysis, subject to review by the Manager and the Series Fund's Board of Directors from time to time with respect to the extent and continuation of this practice. The Series Fund and the Manager acknowledge that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

                        When the Subadviser deems the purchase or sale of a
                security, option, futures contract, or other investment to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, options, futures contracts, or other investments to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution and to allocate the shares purchased or sold among the Series Fund and the Subadviser's other clients on a fair and nondiscriminatory basis, in a manner consistent with the Subadviser's fiduciary obligations to the Fund and to such other clients.

                        (v) The Subadviser shall maintain all books and records with respect to the portfolio transactions of the Allocated Assets required by subparagraphs (b)(5), (6), (7),
                (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and by Rule 17e-1(c)(2) under the 1940 Act and shall render to the Series Fund such periodic and special reports as its Board of Directors or the Manager may reasonably request.

                        (vi) The Subadviser shall provide the Series Fund's custodian on each business day with information relating to all transactions concerning the Allocated Assets and shall provide the Manager with such information upon request of the Manager.

                        (vii) The investment management services provided by the Subadviser hereunder are not exclusive, and the Subadviser shall be free to render similar services to others.

                        (viii) Absent specific instructions to the contrary provided to it by the Manager, and subject to the Subadviser's receipt of all necessary voting materials, the Subadviser shall vote all proxies with respect to investments of the allocated assets in accordance with the Subadviser's proxy voting policy as most recently provided to the Manager.

                (b) Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any directors, officers, or employees of the Subadviser or its affiliates.

                (c) The Subadviser shall keep the books and records with respect to the Allocated Assets required to be maintained by the Subadviser pursuant to paragraph 1(a)(v) hereof and shall timely furnish to the Manager or the Series Fund's custodian all information relating to the Subadviser's services hereunder needed to keep the other books and records of the Fund required by Rules 17e-1(c)(2) and 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided however that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rules 17e-1(c)(2) and 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a)(v) hereof.

                (d) The Subadviser agrees to maintain procedures adequate to ensure its compliance with the 1940 Act, and other applicable state and federal laws and regulations.

                (e) The Subadviser shall furnish to the Manager, upon the Manager's reasonable request, copies of all records prepared in connection with (I) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof.

                (f) The Subadviser agrees to provide upon reasonable request of the Manager or the Series Fund, information regarding the Subadviser, including but not limited to background information about the Subadviser and its personnel and performance data, for use in connection with efforts to promote the Series Fund and the sale of its shares.

        2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement.

        3. [Diversified Bond Fund/SaBAM: The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.35% of the average daily Net Allocated Assets up to and including $50 million, plus a fee at an annual rate of 0.30% of the average daily Net Allocated Assets over $50 million and up to and including $100 million, plus a fee at an annual rate of 0.25% of the average daily Net Allocated Assets over $100 million.] [Diversified Bond Fund/SSgA: The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.05% of the average daily Net Allocated

Assets.] [International Equity Fund/SSB Citi: The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.55% of the average daily Net Allocated Assets up to and including $50 million, plus a fee at an annual rate of 0.50% of the average daily Net Allocated Assets over $50 million and up to and including $100 million, plus a fee at an annual rate of 0.45% of the average daily Net Allocated Assets over $100 million.] [International Equity Fund/SSgA:
The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.55% of the average daily Net Allocated Assets up to and including $50 million, plus a fee at an annual rate of 0.50% of the average daily Net Allocated Assets over $50 million and up to and including $100 million, plus a fee at an annual rate of 0.45% of the average daily Net Allocated Assets over $100 million.] [Emerging Opportunities Fund/SaBAM: The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.50% of the average daily Net Allocated Assets.] The term "Net Allocated Assets" means the Allocated Assets less related liabilities as determined by the Manager or its designee. This fee will be computed daily and paid monthly.

        4. The Subadviser shall not be liable for any loss suffered by the Series Fund or the Manager as a result of any act or omission of the Subadviser in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement. The Series Fund shall indemnify the Subadviser and hold it harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Subadviser resulting from actions from which it is relieved of liability by this paragraph. The Subadviser shall indemnify the Series Fund and the Manager and hold them harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Series Fund and the Manager resulting from actions from which the Subadviser is not relieved of liability by this paragraph.

        5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Series Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

        6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual, or association.

        7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Such materials may be furnished to the Subadviser hereunder by first class mail, overnight delivery service, facsimile transmission equipment, or hand delivery.

        8. This Agreement may be amended by mutual consent, but the consent of the Series Fund must be obtained in conformity with the requirements of the 1940 Act.

        9. Except as otherwise specifically provided in this Agreement, any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by certified or registered mail, return receipt requested and postage prepaid, (1) to the American Odyssey Funds, Inc. at Two Tower Center, East Brunswick, New Jersey 08816, Attention:
President; (2) to American Odyssey Funds Management LLC at Two Tower Center, East Brunswick, New Jersey 08816, Attention: Secretary; or (3) to __________ at ____________, ____________, Attention: __________.

        9. This Agreement shall be governed by the laws of the State of New Jersey.

        10. This Agreement may be executed in two or more counterparts, which taken together shall constitute one and the same instrument.

                IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                                  AMERICAN ODYSSEY FUNDS, INC.


                                                  By:
---------------------------                           --------------------------


                                                  AMERICAN ODYSSEY FUNDS
                                                  MANAGEMENT LLC

                                                  By:
----------------------------                          --------------------------

                                                  [SUBADVISER]


                                                  By:
----------------------------                          --------------------------

                                                                     APPENDIX D

                           ADDITIONAL FEE INFORMATION
                        FOR THE INTERNATIONAL EQUITY FUND


        A.      2000 FEE INFORMATION

        The following table summarizes the expenses of the International Equity Fund during 2000. The table follows the format used in the prospectus. Expenses are expressed as a percentage of average net assets during the year. These tables and examples do not include any expenses charged under any variable contract, such as sales charges or mortality and expense risk charges.

                                                                               International
                                                                                  Equity
                                                                                   Fund
                                                                                 ----------

                  SHAREHOLDER TRANSACTION EXPENSES
                  Sales Charge (Load) on Purchases ..............................    None
                  Deferred Sales Charge (Load) ..................................    None
                  Redemption Fee ................................................    None
                  Exchange Fee  .................................................    None
                  Account Fee ...................................................    None

                  ANNUAL FUND OPERATING EXPENSES
                     (As a percentage of average net assets)
                  Advisory Fees     ............................................     0.58%
                  Distribution (12b-1 Fees).....................................     None
                  Other Expenses ...............................................     0.17%
                  TOTAL ANNUAL FUND OPERATING EXPENSES .........................     0.75%

        The following example shows the total expenses that would be payable if a shareholder redeemed his or her shares after having held them for one, three, five, and ten-year periods respectively. The example is based on the 2000 expenses listed in the table above. Actual expenses may be greater or less than shown. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance.

                                                                                     International
                                                                                        Equity
                                                                                         Fund
                                                                                      ----------

                EXAMPLE
                A shareholder would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at end of each time period:

                                 1 year ...................................              $___
                                 3 years ..................................              $___
                                 5 years ..................................              $___
                                 10 years .................................              $___

        B.      PRO FORMA FEE INFORMATION

        The following table shows an estimate of what 2000 expenses would have been if SSB Citi and SSgA had served as subadvisers for the Fund under the new subadvisory agreements in addition to BIAM. Because the subadvisers have different fees, overall fees will vary depending on the allocation of assets between the subadvisers. The chart below assumes that during 2000 the Fund's assets were equally divided among the subadvisers. As in the first table, expenses are expressed as a percentage of average net assets during the year. In addition, these tables and examples do not include any expenses charged under any variable contract, such as sales charges or mortality and expense risk charges.


                                                                                International
                                                                                    Equity
                                                                                      Fund
                                                                                  -----------

                  SHAREHOLDER TRANSACTION EXPENSES
                  Sales Charge (Load) on Purchases ...............................   None
                  Deferred Sales Charge (Load) ...................................   None
                  Redemption Fee..................................................   None
                  Exchange Fee....................................................   None
                  Account Fee.....................................................   None

                  ANNUAL FUND OPERATING EXPENSES
                   (As a percentage of average net assets)
                  Advisory Fees ..................................................   0.__%

                  Distribution (12b-1) Fees ......................................   None
                  Other Expenses .................................................   0.17%
                  TOTAL ANNUAL FUND OPERATING EXPENSES ...........................   0.__%

         The following example shows the total expenses that would be payable if a shareholder redeemed his or her shares after having held them for one, three, five, and ten year periods respectively. The example is based on the pro forma 2000 expenses listed in the above table. Actual expenses may be greater or less than shown. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance.


                                                                                International
                                                                                   Equity
                                                                                    Fund
                                                                                 -----------

                  EXAMPLE
                  A shareholder would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at end of each time period:

                                    1 year ...................................       $___
                                    3 years ..................................       $___
                                    5 years ..................................       $___
                                    10 years .................................       $___


        The aggregate fee paid to BIAM in 2000 was $___________. If the new agreements with SSB Citi and SSgA had been in effect in addition to the agreement with BIAM, and if the Fund's assets had been equally divided between the three subadvisers, the aggregate fee paid by the International Equity Fund would have been $__________, which would have constituted an increase of ___%.

                                     [FRONT]


AMERICAN ODYSSEY EMERGING              THIS VOTING INSTRUCTION CARD IS SOLICITED
OPPORTUNITIES FUND                     ON BEHALF OF THE BOARD OF DIRECTORS OF
                                       AMERICAN ODYSSEY FUNDS, INC.


         Special Meeting of Persons Having Voting Rights April 25, 2001

To persons having voting rights with respect to the above-referenced fund:

        The Board of Directors of American Odyssey Funds, Inc. ("AOF") solicits your proxy and recommends votes "FOR" the following items. AOF will vote the appropriate number of shares pursuant to the instructions given.

        The officers of AOF - for the purpose of voting on the items in the agenda set forth in the Notice of Special Meeting of Persons Having Voting Rights with Respect to American Odyssey Funds, Inc. at such special meeting to be held on April 25, 2001, at 10 A.M. at the offices of CitiStreet, Two Tower Center, East Brunswick, New Jersey - are hereby instructed to vote the shares of the above-referenced fund for the following purposes listed on the reverse side.

                                       Date:  ____________________________, 2001

                                                PLEASE SIGN IN BOX BELOW


                                        ------------------------------------



                                         SIGNATURE(S)
                                        ------------------------------------


                                        (Please sign exactly as your name
                                        appears at the left of this voting
                                        instruction card)

                                     [BACK]


YOUR VOTE IS IMPORTANT. Please read carefully, specify your choices, sign, date, and mail this and all other voting instruction cards for the Funds in which you have invested as soon as possible.

If no choice is made as to any item, the officers of AOF will vote "FOR". With respect to any other business that may properly come before the meeting, the officers of AOF will vote in accordance with their best judgment.

You have received a separate voting instruction card for each AOF Fund that will be affected by the current proposals. This card provides voting instructions with respect to your interest in the Fund referenced on the reverse side.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.



                                                                       FOR        AGAINST        ABSTAIN

Proposal 6: To approve a new
-----------
Investment Subadvisory Agreement
to add Salomon Brothers Asset
Management as a new subadviser for
the Emerging Opportunities Fund.

Proposal 7: To approve a revised
-----------
fundamental investment objective
for the Emerging Opportunities
Fund.

IF NO CONTRARY SPECIFICATIONS ARE MADE, THIS VOTING INSTRUCTION CARD WILL BE VOTED "FOR" EACH ITEM. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THESE INSTRUCTIONS AND VOTE IN PERSON.

                                     [FRONT]


AMERICAN ODYSSEY                      THIS VOTING INSTRUCTION CARD IS SOLICITED
INTERNATIONAL EQUITY FUND             ON BEHALF OF THE BOARD OF DIRECTORS OF
                                      AMERICAN ODYSSEY FUNDS, INC.


         Special Meeting of Persons Having Voting Rights April 25, 2001

To persons having voting rights with respect to the above-referenced fund:

        The Board of Directors of American Odyssey Funds, Inc. ("AOF") solicits your proxy and recommends votes "FOR" the following items. AOF will vote the appropriate number of shares pursuant to the instructions given.

        The officers of AOF - for the purpose of voting on the items in the agenda set forth in the Notice of Special Meeting of Persons Having Voting Rights with Respect to American Odyssey Funds, Inc. at such special meeting to be held on April 25, 2001, at 10 A.M. at the offices of CitiStreet, Two Tower Center, East Brunswick, New Jersey - are hereby instructed to vote the shares of the above-referenced fund for the following purposes listed on the reverse side.

                                 Date:  ____________________________, 2001

                                          PLEASE SIGN IN BOX BELOW

                                        ------------------------------------



                                         SIGNATURE(S)
                                        ------------------------------------



                                        (Please sign exactly as your name
                                        appears at the left of this voting
                                        instruction card)

                                     [BACK]


YOUR VOTE IS IMPORTANT. Please read carefully, specify your choices, sign, date, and mail this and all other voting instruction cards for the Funds in which you have invested as soon as possible.

If no choice is made as to any item, the officers of AOF will vote "FOR". With respect to any other business that may properly come before the meeting, the officers of AOF will vote in accordance with their best judgment.

You have received a separate voting instruction card for each AOF Fund that will be affected by the current proposals. This card provides voting instructions with respect to your interest in the Fund referenced on the reverse side.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.



                                                                       FOR        AGAINST        ABSTAIN

Proposal 4: To approve a new Investment
-----------
Subadvisory Agreement to add SSB Citi
Fund Management LLC as a new subadviser
for the International Equity Fund.

Proposal 5: To approve a new
-----------
Investment Subadvisory Agreement  to
add SSgA Funds Management, Inc. as a
new subadviser for the International
Equity Fund.

IF NO CONTRARY SPECIFICATIONS ARE MADE, THIS VOTING INSTRUCTION CARD WILL BE VOTED "FOR" EACH ITEM. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THESE INSTRUCTIONS AND VOTE IN PERSON.

                                     [FRONT]


AMERICAN ODYSSEY                       THIS VOTING INSTRUCTION CARD IS SOLICITED
LONG-TERM BOND FUND                    ON BEHALF OF THE BOARD OF DIRECTORS OF
                                       AMERICAN ODYSSEY FUNDS, INC.


         Special Meeting of Persons Having Voting Rights April 25, 2001

To persons having voting rights with respect to the above-referenced fund:

        The Board of Directors of American Odyssey Funds, Inc. ("AOF") solicits your proxy and recommends votes "FOR" the following items. AOF will vote the appropriate number of shares pursuant to the instructions given.

         The officers of AOF - for the purpose of voting on the items in the agenda set forth in the Notice of Special Meeting of Persons Having Voting Rights with Respect to American Odyssey Funds, Inc. at such special meeting to be held on April 25, 2001, at 10 A.M. at the offices of CitiStreet, Two Tower Center, East Brunswick, New Jersey - are hereby instructed to vote the shares of the above-referenced fund for the following purposes listed on the reverse side.

                             Date:  ____________________________, 2001

                                      PLEASE SIGN IN BOX BELOW

                                   ------------------------------------



                                    SIGNATURE(S)
                                   ------------------------------------







                                   (Please sign exactly as your name appears at the left of this voting instruction card)

                                     [BACK]


YOUR VOTE IS IMPORTANT. Please read carefully, specify your choices, sign, date, and mail this and all other voting instruction cards for the Funds in which you have invested as soon as possible.

If no choice is made as to any item, the officers of AOF will vote "FOR". With respect to any other business that may properly come before the meeting, the officers of AOF will vote in accordance with their best judgment.

You have received a separate voting instruction card for each AOF Fund that will be affected by the current proposals. This card provides voting instructions with respect to your interest in the Fund referenced on the reverse side.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.



                                                                       FOR        AGAINST        ABSTAIN

Proposal 1: To approve a revised
-----------
fundamental investment objective
for the Long-Term Bond Fund.

Proposal 2: To approve a new Investment
-----------
Subadvisory Agreement to add Salomon
Brothers Asset Management as a new
subadviser for the Long-Term Bond Fund.

Proposal 3:  To approve a new Investment
-----------
Subadvisory Agreement  to add SSgA Funds
Management, Inc. as a new subadviser for
the Long-Term Bond Fund.

IF NO CONTRARY SPECIFICATIONS ARE MADE, THIS VOTING INSTRUCTION CARD WILL BE VOTED "FOR" EACH ITEM. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THESE INSTRUCTIONS AND VOTE IN PERSON.